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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   May 13, 2003
                                                   ------------

                               Farrel Corporation
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             (Exact name of registrant as specified in its chapter)


           Delaware                    0-19703                  22-2689245
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(State or other jurisdiction         (Commission            (IRS Employer
of incorporation)                     File Number)          Identification No.)

25 Main Street, Ansonia, Connecticut                     06401
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code  203 736 5500
                                                   -----------------------------

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(Former name or former address, if changed since last report)

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ITEM 9. REGULATION FD DISCLOSURE.

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished pursuant to Item 12 ("Disclosure of Results of Operations and Financial Condition") of Form 8-K, is being furnished under Item 9 ("Regulation FD Disclosure"). The information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as set forth by specific reference in such filing.

On May 13, 2003, Farrel Corporation (the "Company") issued a press release setting forth certain financial data related to the Company's first-quarter 2003 financial results. A copy of the Company's press release is attached hereto as Exhibit (99) and is incorporated herein by reference.

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                                   SIGNATURES
                                   ----------

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                               FARREL CORPORATION
                               ------------------
                               REGISTRANT



DATE:     5/13/03                       /s/ Rolf K. Liebergesell
     ---------------------------        -------------------------------
                                        ROLF K. LIEBERGESELL
                                        CHIEF EXECUTIVE OFFICER,
                                        PRESIDENT AND CHAIRMAN OF THE BOARD



DATE:     5/13/03                       /s/ Walter C. Lazarcheck
     ---------------------------        -------------------------------
                                        WALTER C. LAZARCHECK
                                        VICE PRESIDENT AND CHIEF FINANCIAL
                                        OFFICER
                                        (CHIEF ACCOUNTING OFFICER)